SUP-0138-0615

AB CAP FUND, INC.

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

Supplement dated June 30, 2015 to the Prospectus and Summary Prospectuses dated October 31, 2014 (the “Prospectuses”) of the AB Select US Equity Portfolio and AB Select US Long/Short Portfolio.

Each of the Portfolios listed above is hereinafter referred to as a “Fund,” or collectively, as the “Funds”.

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The following replaces the sections entitled “Portfolio Manager” in the summary sections of the Prospectuses.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Kurt A. Feuerman	Since 2011 (for the AB Select US Equity Portfolio); Since 2012 (for the AB Select US Long/Short Portfolio)	Senior Vice President of the Adviser

Anthony Nappo	Since 2015	Senior Vice President of the Adviser

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The following replaces the section “Management of the Funds — Portfolio Manager” in the Prospectus.

PORTFOLIO MANAGERS

The day-to-day management of the Funds is the responsibility of, and investment decisions for the Funds’ portfolios are made by, the Adviser’s Select Equity Portfolios Investment Team. The following table lists the senior members of the Investment Team with the primary responsibility for day-to-day management of the Funds’ portfolios, the year that each person assumed joint and primary responsibility for each Fund, and each person’s principal occupation during the past five years.

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Kurt A. Feuerman; since 2011 for the AB Select US Equity Portfolio and since 2012 for the AB Select US Long/Short Portfolio; Senior Vice President of the Adviser	Senior Vice President and Chief Investment Officer, Select Equity Portfolios of the Adviser, with which he has been associated in this current position since June 2011. Prior thereto, he was a Senior Managing Director and Senior Trader of Caxton Associates L.P., beginning prior to 2010.

Anthony Nappo; since 2015; Senior Vice President of the Adviser	Senior Vice President, Portfolio Manager and Co-Chief Investment Officer, Select Equity Portfolios of the Adviser since June 2015, and Research Analyst on the Select Equities Portfolio Investment Team since June 2011. Prior thereto, he was a portfolio manager at Surveyor Capital, beginning prior to 2010.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0138-0615